Exhibit 99.1

Backblaze Announces Pricing of Upsized $175 Million Convertible Senior Notes Offering

SAN FRANCISCO, Calif.--(BUSINESS WIRE)-- Backblaze, Inc. (Nasdaq: BLZE), the storage platform powering AI and data-intensive workloads, today announced the pricing of $175 million aggregate principal amount of 0.00% Convertible Senior Notes due 2031 (the “Notes”) in a private offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced offering of $150 million aggregate principal amount of Notes. Backblaze also granted the initial purchasers of the Notes an option to purchase, for settlement within a period of 13 calendar days from, and including, the date the Notes are first issued, up to an additional $26.25 million aggregate principal amount of the Notes. The sale of the Notes to the initial purchasers is expected to close on August 24, 2026.

The Notes will be senior, unsecured obligations of Backblaze and will not bear regular interest, and the principal amount of the Notes will not accrete. The Notes will mature on August 15, 2031, unless earlier converted, redeemed or repurchased. The Notes will be convertible into cash, shares of Backblaze’s Class A common stock or a combination thereof, at Backblaze’s election. The initial conversion rate is 45.5705 shares of Backblaze’s Class A common stock per $1,000 principal amount of Notes. The initial conversion price of the Notes is approximately $21.94 per share of Backblaze’s Class A common stock, which represents a conversion premium of approximately 30% over the $16.88 per share closing price of Backblaze’s Class A common stock on the Nasdaq Global Market on August 19, 2026. Backblaze may not redeem the Notes prior to August 20, 2029. On or after August 20, 2029, Backblaze may redeem for cash all or part of the Notes if the last reported sale price of Backblaze’s Class A common stock has been at least 130% of the conversion price then in effect for a specified period, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any. Holders of the Notes will have the right to require Backblaze to repurchase all or a portion of their Notes for cash upon the occurrence of certain fundamental changes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest, if any.

Backblaze estimates that the net proceeds from the Offering will be approximately $167.2 million (or approximately $192.7 million if the initial purchasers exercise their option to purchase additional Notes in full), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by Backblaze. Backblaze intends to use approximately $15.2 million of the net proceeds from the Offering to pay the cost of the capped call transactions described below. Backblaze intends to use the remainder of the net proceeds from the Offering for general corporate purposes, including capital expenditures.

In connection with the pricing of the Notes, Backblaze entered into privately negotiated capped call transactions with certain financial institutions (the “Option Counterparties”). The capped call transactions initially cover, subject to customary adjustments substantially similar to those applicable to the Notes, the number of shares of Backblaze’s Class A common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to Backblaze’s Class A common stock upon any conversion of the Notes and/or to offset any cash payments Backblaze is required to make in excess of the principal amount of the converted Notes, as the case may be, upon any conversion of Notes, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $33.76 per share, which represents a premium of 100% over the last reported sale price of $16.88 per share of Backblaze’s Class A common stock on the Nasdaq Global Market on August 19, 2026. If the initial purchasers exercise their option to purchase additional Notes, Backblaze expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties.

Exhibit 99.1

Backblaze expects that, in connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates will purchase shares of Backblaze’s Class A common stock and/or enter into various derivative transactions with respect to Backblaze’s Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Backblaze’s Class A common stock or the Notes at that time. In addition, the Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Backblaze’s Class A common stock and/or by purchasing or selling shares of Backblaze’s Class A common stock or other securities of Backblaze in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes or following certain repurchases or redemptions of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Backblaze’s Class A common stock or the Notes, which could affect the ability of holders of the Notes to convert the Notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the Notes, it could affect the number of shares of Backblaze’s Class A common stock, if any, and value of the consideration that holders of the Notes will receive upon conversion of the Notes.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the Notes and the shares of Backblaze’s Class A common stock potentially issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Backblaze

Backblaze is the object storage layer powering AI infrastructure and data-intensive workloads at scale. Built over two decades, the company has leveraged hardware, software, and operational innovation into a platform that delivers the performance and economics the AI era demands—without lock-in. Today, more than 500,000 customers trust Backblaze to move and store the data powering their businesses, reaching hundreds of millions of end users across 175 countries.

Exhibit 99.1

Forward-Looking Statements

This press release contains certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, the intended use of proceeds, the effects of entering into the capped call transactions and the actions of the Option Counterparties and their respective affiliates and expected closing of the Offering. These statements reflect Backblaze’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Backblaze’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Quarterly Report on Form 10-Q filed by the Company on August 3, 2026, as such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investors Contact

Mimi Kong

ir@backblaze.com

Press Contact

Renatta Siewert

press@backblaze.com